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                                                                    Exhibit 99.1
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                                                      BALANCE SHEET - CONSOLIDATED
                                                      ----------------------------

Debtor:       DeVlieg Bullard, Inc.                                                   Case No:       99-52111
              ---------------------------------------------                                      ---------------

              Month Ending:                                        31-Jan-00
                                                      --------------------------------------

ASSETS:                                       CURRENT MONTH              PRIOR MONTH                AT FILING

Cash                                           $  1,264,877             $    663,471             $     330,000
Inventory                                      $ 30,031,553             $ 29,952,527             $  36,580,500
Accounts Receivable                            $ 13,744,854             $ 13,623,993             $  17,312,919
Insider Receivables                            $       --               $       --               $       7,000
Land and Buildings                             $  3,071,593             $  3,071,593             $   3,061,000
Furniture, Fixtures, & Equip                   $ 13,024,109             $ 13,026,170             $  20,946,000
Accumulated Depreciation                       $(11,524,019)            $(11,466,714)            $ (16,811,000)
Other: Prepaid                                 $  1,853,691             $  1,747,391             $   1,964,000
Other: Intangibles                             $ 43,069,004             $ 43,238,269             $  44,431,500

                                               ------------             ------------             -------------
TOTAL ASSETS:                                  $ 94,535,662             $ 93,856,700             $ 107,821,919
                                               ============             ============             =============

LIABILITIES:

POSTPETITION LIABILITIES

Accounts Payable                               $  1,373,897             $  1,255,278             $        --
Wages and Salaries                             $    432,259             $    358,799             $        --
Taxes Payable                                  $       --               $       --               $        --
Other Accrued                                  $    535,000             $    480,000             $        --

                                               ------------             ------------             -------------
TOTAL POSTPETITION LIABILITIES                 $  2,341,156             $  2,094,077             $        --
                                               ============             ============             =============

SECURED LIABILITIES:

Subject to Postpetition

Collateral or Financing Order                  $ 18,662,307             $ 18,584,960             $  26,678,000
All Other Secured Liab.                        $  1,047,000             $  1,047,000             $   1,047,000

                                               ------------             ------------             -------------
TOTAL SECURED LIABILITIES:                     $ 19,709,307             $ 19,631,960             $  27,725,000
                                               ============             ============             =============

PREPETITION LIABILITIES

Taxes and Other Priority Liab.                 $  1,352,471             $  1,352,431             $   1,352,431
Unsecured Liabilities                          $ 69,746,956             $ 69,746,956             $  76,518,773
Other: Insider Payable                         $  3,316,715             $  3,316,715             $   3,316,715

                                               ------------             ------------             -------------
TOTAL PREPETITION LIAB.                        $ 74,416,142             $ 74,416,102             $  81,187,919
                                               ============             ============             =============

EQUITY:

Owners Capital                                 $ 17,442,413             $ 16,854,922             $  16,765,000
Retained Earnings-Pre Pet.                     $(17,856,000)            $(17,856,000)            $ (17,856,000)
Retained Earnings-Post Pet.                    $ (1,517,356)            $ (1,284,361)            $        --

                                               ------------             ------------             -------------
TOTAL EQUITY:                                  $ (1,930,943)            $ (2,285,439)            $  (1,091,000)
                                               ============             ============             =============

TOTAL LIABILITIES
AND EQUITY:
                                               ------------             ------------             -------------
                                               $ 94,535,662             $ 93,856,700             $ 107,821,919
                                               ============             ============             =============


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        Date:
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